UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.51
Common Share Net Asset Value (“NAV”)	$15.00
Premium (Discount) to NAV	(9.93)%
Net Assets Applicable to Common Shares	$63,193,175
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.33%
Current Distribution Rate on NAV(2)	4.80%

Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/2019	1 Year Ended 4/30/2019	5 Years Ended 4/30/2019	10 Years Ended 4/30/2019	Inception (5/25/2005) to 4/30/2019
Fund Performance(3)
NAV	3.00%	4.20%	2.90%	6.56%	5.63%
Market Value	6.67%	5.84%	2.75%	6.01%	4.50%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	4.90%	4.89%	2.45%	3.07%	3.92%
Portfolio Characteristics
Weighted Average Effective Duration	2.36%
Weighted Average Effective Maturity	4.71

Asset Classification	% of Total Investments
Mortgage-Backed Securities	57.1%
U.S. Government Agency MBS	36.1
Asset-Backed Securities	1.3
Cash & Cash Equivalents	5.5
Total	100.0%
Credit Quality(4)	% of Total Fixed-Income Investments
AAA	3.2%
AA+	9.5
AA	2.8
AA-	2.2
A+	3.2
A	2.1
A-	0.4
BBB+	0.4
BBB	0.4
BBB-	0.9
BB+	0.5
BB-	2.0
B+	0.7
B	0.8
B-	0.2
CCC	1.3
CC	4.8
Not Rated	23.0
Government	36.1
Cash & Cash Equivalents	5.5
Total	100.0%
(1)	Most recent distribution paid or declared through 4/30/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government”. Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President, Portfolio Manager
Jim Snyder – Senior Vice President, Portfolio Manager
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The 2019 fiscal year began with volatile bond and equity markets as slowing global growth scenarios and fallout from trade war escalations began to be priced into U.S. markets. At the same time, the Federal Reserve (the “Fed”) continued with raising the Fed Funds target rate, while also seeing the portfolio unwind of Federal MBS and U.S. Treasury holdings reach its peak runoff. As such, measures of volatility spiked, causing risk assets to see significant declines, while U.S. treasury yields rallied all along the yield curve, led by short intermediates, which saw the 5-year rally 45 basis points (“bps”) from 2.96% at the start of the fiscal year to close at 2.51% on December 31, 2018. Longer dated maturities also rallied, but lagged the 5-year, which saw the 5/30’s yield curve bull steepen, from 41 bps to 50 bps to close the calendar year. As the calendar turned to 2019, in subsequent meetings, the Fed effectively pivoted monetary policy, and paused the rate hike cycle, while also announcing plans to end the unwind of its bond portfolio. As a result, bond market yields fell further with the 5-year ending the semi-annual period at 2.28%, and the 5/30’s yield spread steeper again at 65 bps. The injection of market volatility due to global growth and trade war uncertainties, along with the Fed’s ongoing pace of the balance sheet reduction, saw Agency MBS spreads widen from 41 bps to close the semi-annual period at 48 bps.
Performance Analysis
During the first half of the 2019 fiscal year, the Fund returned 3.00% on a net asset value (“NAV”) basis, and 6.67% on a market price basis.
During the same period, the Bloomberg Barclays U.S. MBS Index (the “Index”) returned 4.90%.
During this period, the Fund underperformed the Index by 1.90% net of fees on a NAV basis and outperformed by 1.77% on a market price basis. Although the Fund had increased the overall duration in the Fund throughout 2018, over the semi-annual period, the Fund maintained a defensive duration in the portfolio relative to the benchmark. This was the key driver of NAV underperformance as U.S. bond market yields fell rather significantly, with the 5-year rallying nearly 70 bps over the period.
Fund and Market Outlook
Late 2018 and early 2019 saw the Fed pause the well underway monetary policy normalization, effectively stating they do not see a compelling case for an additional rate hike, nor do they see a compelling reason to cut interest rates. Additionally, the Fed abruptly ended the runoff of its balance sheet, by announcing plans to formally taper the runoff beginning in May 2019 with total runoff scheduled to conclude in the fall of 2019. The slight change is that MBS holdings would continue to roll off the portfolio with a cap of $20 billion per month, with the runoff proceeds to be reinvested back into the U.S. Treasury market, effectively changing the asset mix of the Fed’s portfolio. This change will reflect the Fed’s long-stated desire to hold more U.S. Treasuries and less MBS over the long term. We believe economic measures remain positive, and do not signal an imminent recession, and as such, do not forecast an interest rate cut during the balance of 2019. We believe that given the strength of the economy, and the consumer, we anticipate that yields will move higher over the balance of the year, particularly the short intermediate part of the yield curve, and believe that the sooner a viable trade deal is reached, the higher the probability this will happen. Measures of unemployment remain low; however, measures of inflation appear to be contained, which we believe will further reinforce the Fed’s current pause. This pivot from the Fed has caused market volatility to decline, and as such, risk asset valuations to increase significantly. We are wary of the continued risk asset repricing into a lower volatility environment, especially with a trade deal not yet in place and the economic cycle growing longer.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2019 (Unaudited)
Given our outlook on the broader bond markets, we plan to continue to manage the Fund defensively versus the Index from a duration standpoint, especially after a 70 bps rally in the 5-year and no near-term interest rate cut forecasted. From an asset allocation perspective, we plan to maintain our ongoing strategy of reinvesting in higher yielding, Non-Agency RMBS assets allocated to the short end. As portfolio runoff continues, we expect to continue to allocate to Agency MBS. As part of the investment team’s Agency MBS strategy, a substantial portion of the agency securities have been invested in the interest-only sector to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We are also continuing to invest in the intermediate to longer segments of the treasury futures markets to better position the portfolio for the monetary cycle and to partially offset the generally short maturity sensitivity of the portfolio. We will continue to deploy appropriate yield curve management strategies consistent with our market outlook and believe this strategy will continue to improve the portfolio results, particularly in the current interest rate environment.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 58.8%
	Collateralized Mortgage Obligations – 53.6%
	Accredited Mortgage Loan Trust
$299,071	Series 2003-2, Class A1	4.98%	10/01/33	$308,642
	ACE Securities Corp. Home Equity Loan Trust
849,060	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (a)	2.70%	12/25/36	429,133
	Asset Backed Securities Corp Home Equity Loan Trust
318,510	Series 2005-HE4, Class M4, 1 Mo. LIBOR + 0.95% (a)	3.42%	05/25/35	320,768
	Banc of America Funding Corp.
61,954	Series 2008-R2, Class 1A4 (b)	6.00%	09/01/37	63,192
	Banc of America Mortgage Trust
50,649	Series 2002-L, Class 1A1 (c)	3.13%	12/01/32	44,754
174,445	Series 2005-A, Class 2A1 (c)	4.51%	02/01/35	176,299
	Chase Mortgage Finance Trust
136,323	Series 2007-A1, Class 1A3 (c)	4.75%	02/01/37	139,655
	CHL Mortgage Pass-Through Trust
110,870	Series 2005-HYB3, Class 2A6B (c)	4.01%	06/01/35	112,668
	Citigroup Mortgage Loan Trust
240,188	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (a)	4.68%	09/01/35	245,006
54,684	Series 2009-10, Class 1A1 (b) (c)	4.34%	09/01/33	55,902
607,304	Series 2012-7, Class 10A2 (b) (c)	4.72%	09/01/36	617,605
	COLT Mortgage Loan Trust
42,269	Series 2016-3, Class A3 (b)	3.75%	12/02/46	42,464
204,431	Series 2017-1, Class A1 (b)	2.61%	05/03/47	203,869
227,721	Series 2018-1, Class A1 (b)	2.93%	02/01/48	227,584
	Countrywide Home Loan Mortgage Pass-Through Trust
367,493	Series 2003-46, Class 2A1 (c)	4.43%	01/01/34	368,543
271,618	Series 2006-21, Class A8	5.75%	02/01/37	229,297
429,507	Series 2006-HYB5, Class 3A1A (c)	4.25%	09/01/36	371,070
	Credit Suisse First Boston Mortgage Securities Corp.
348,148	Series 2004-AR2, Class 1A1 (c)	4.28%	03/01/34	350,300
268,691	Series 2004-AR8, Class 6A1 (c)	4.36%	09/01/34	273,002
131,712	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)	2.78%	07/25/35	128,095
	Credit Suisse Mortgage Trust
22,117	Series 2011-12R, Class 3A1 (b) (c)	3.99%	07/27/36	22,127
75,061	Series 2014-11R, Class 9A1, 1 Mo. LIBOR + 0.14% (a) (b)	2.63%	10/27/36	74,940
	Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
2,734	Series 2003-3, Class 3A1	5.00%	10/25/33	2,732
	DSLA Mortgage Loan Trust
589,800	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (a)	3.23%	07/19/44	595,278
694,801	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (a)	2.63%	04/19/47	659,050
	Galton Funding Mortgage Trust
427,519	Series 2018-2, Class A41 (b)	4.50%	10/01/58	435,112
	GMAC Mortgage Corporation Loan Trust
105,274	Series 2004-AR1, Class 22A (c)	4.66%	06/01/34	105,490
	GSR Mortgage Loan Trust
10,396	Series 2003-10, Class 1A12 (c)	4.42%	10/01/33	10,562
180,653	Series 2005-AR1, Class 4A1 (c)	3.63%	01/01/35	177,356
	Harborview Mortgage Loan Trust
369,242	Series 2004-6, Class 3A1 (c)	4.52%	08/01/34	367,389
	Home Equity Asset Trust
45,256	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (a)	3.12%	08/25/35	45,733
520,000	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (a)	2.89%	04/25/36	520,668
	Impac CMB Trust
220,094	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (a)	3.26%	10/25/34	216,850
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	IXIS Real Estate Capital Trust
$1,101,485	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (a)	2.64%	05/25/37	$389,624
	JP Morgan Mortgage Trust
886,521	Series 2005-ALT1, Class 4A1 (c)	4.41%	10/01/35	829,563
744,423	Series 2006-A2, Class 4A1 (c)	4.48%	08/01/34	773,240
169,250	Series 2006-A2, Class 5A3 (c)	4.63%	11/01/33	175,265
100,066	Series 2014-2, Class 1A1 (b)	3.00%	06/01/29	100,060
	MASTR Adjustable Rate Mortgages Trust
42,806	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (a)	4.40%	11/01/34	43,835
	MASTR Alternative Loan Trust
3,632,690	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (a)	2.83%	03/25/36	714,417
	MASTR Asset Backed Securities Trust
815,911	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (a)	2.64%	11/25/36	571,291
1,268,181	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.11% (a)	2.59%	08/25/36	684,558
578,864	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.24% (a)	2.72%	08/25/36	318,983
	MASTR Asset Securitization Trust
18,203	Series 2003-11, Class 5A2	5.25%	12/01/23	18,074
60,009	Series 2003-11, Class 6A16	5.25%	12/01/33	60,738
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
289,506	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (a)	3.17%	11/15/31	290,555
269,717	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (a)	3.33%	08/15/32	262,711
	Meritage Mortgage Loan Trust
75,323	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (a)	3.45%	01/25/35	74,006
	Morgan Stanley Mortgage Loan Trust
440,644	Series 2004-7AR, Class 2A6 (c)	4.52%	09/01/34	451,190
	MortgageIT Trust
258,725	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (a)	4.15%	05/01/35	259,203
	New Residential Mortgage Loan Trust
549,270	Series 2014-2A, Class A2 (b)	3.75%	05/01/54	556,033
668,697	Series 2016-1A, Class A1 (b)	3.75%	03/01/56	676,558
	Nomura Asset Acceptance Corporation
983,416	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (a)	3.58%	12/25/34	990,756
	Nomura Resecuritization Trust
1,228,393	Series 2015-6R, Class 2A4 (b) (c)	6.21%	01/02/37	982,715
	Oakwood Mortgage Investors, Inc.
250,731	Series 2001-B, Class A2, 1 Mo. LIBOR + 0.38% (a) (b)	2.85%	08/15/30	249,557
	Provident Funding Mortgage Loan Trust
70,539	Series 2004-1, Class 1A1 (c)	4.87%	04/01/34	71,887
138,201	Series 2005-1, Class 1A1 (c)	4.45%	05/01/35	139,604
	RBSSP Resecuritization Trust
510	Series 2010-10, Class 2A1, 1 Mo. LIBOR + 0.13% (a) (b)	2.62%	09/26/36	511
	Residential Accredit Loans, Inc.
133,512	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.27% (a)	2.75%	02/25/46	101,420
1,477,908	Series 2006-QS6, Class 1AV, IO (c)	0.75%	06/01/36	37,950
	Residential Asset Securitization Trust
31,292	Series 2004-A3, Class A7	5.25%	06/01/34	32,275
	Saxon Asset Securities Trust
869,275	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (a)	2.78%	05/25/47	728,797
	Sequoia Mortgage Trust
988,873	Series 2017-CH2, Class A10 (b)	4.00%	12/01/47	1,000,917
262,706	Series 2018-CH2, Class A12 (b)	4.00%	06/01/48	267,177
	Structured Adjustable Rate Mortgage Loan Trust
283,301	Series 2004-2, Class 4A2 (c)	4.43%	03/01/34	284,615

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
$56,402	Series 2001-SB1, Class A2	3.38%	08/01/31	$55,812
	Thornburg Mortgage Securities Trust
259,916	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (a)	3.12%	09/25/43	260,080
	Towd Point Mortgage Trust
1,367,941	Series 2015-1, Class AES (b)	3.00%	10/01/53	1,365,837
1,459,644	Series 2015-2, Class 2A1 (b)	3.75%	11/01/57	1,468,526
1,168,436	Series 2015-3, Class A1B (b)	3.00%	03/01/54	1,164,475
94,564	Series 2015-6, Class A1 (b)	3.50%	04/01/55	95,249
890,408	Series 2016-1, Class A3B (b)	3.00%	02/01/55	888,109
218,853	Series 2016-4, Class A1 (b)	2.25%	07/01/56	215,693
	Vericrest Opportunity Loan Transferee
500,000	Series 2018-NPL6, Class A1B, steps up 9/25/21 to 7.56% (b) (d)	4.56%	09/25/48	503,448
	Wachovia Mortgage Loan Trust, LLC
206,714	Series 2006-A, Class 3A1 (c)	4.64%	05/01/36	207,909
	WaMu Mortgage Pass-Through Certificates
219,202	Series 2003-AR5, Class A7 (c)	4.22%	06/01/33	223,470
351,454	Series 2004-AR1, Class A (c)	4.81%	03/01/34	361,895
429,025	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.42% (a)	2.90%	07/25/44	427,843
327,247	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (a)	3.20%	11/25/34	329,628
56,782	Series 2004-AR3, Class A2 (c)	4.26%	06/01/34	58,287
460,927	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (a)	3.12%	01/25/45	477,736
635,496	Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (a)	2.80%	08/25/45	635,290
583,032	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (a)	2.94%	04/25/45	580,017
242,137	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (a)	3.12%	07/25/45	244,897
427,857	Series 2006-AR2, Class 1A1 (c)	4.26%	03/01/36	419,975
	Washington Mutual Alternative Mortgage Pass-Through Certificates
22,239	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (e)	24.62%	06/25/37	38,898
	Washington Mutual MSC Mortgage Pass-Through Certificates
308,983	Series 2004-RA1, Class 2A	7.00%	03/01/34	337,008
	Wells Fargo Mortgage Backed Securities Trust
270,134	Series 2003-H, Class A1 (c)	4.72%	09/01/33	276,411
322,756	Series 2004-A, Class A1 (c)	5.02%	02/01/34	337,958
44,781	Series 2004-EE, Class 3A1 (c)	4.66%	12/01/34	46,553
570,357	Series 2004-R, Class 1A1 (c)	4.73%	09/01/34	587,349
132,592	Series 2004-S, Class A1 (c)	4.64%	09/01/34	137,382
245,909	Series 2004-Y, Class 1A2 (c)	4.91%	11/01/34	255,255
3,004	Series 2004-Z, Class 2A1 (c)	4.97%	12/01/34	3,081
12,654	Series 2004-Z, Class 2A2 (c)	4.97%	12/01/34	12,999
146,280	Series 2005-AR10, Class 2A17 (c)	4.84%	06/01/35	152,255
189,306	Series 2005-AR16, Class 1A1 (c)	4.79%	08/01/33	193,249
230,386	Series 2005-AR3, Class 2A1 (c)	4.60%	03/01/35	236,904
223,461	Series 2005-AR8, Class 1A1 (c)	4.71%	06/01/35	231,831
273,541	Series 2006-13, Class A5	6.00%	10/01/36	271,069
67,843	Series 2007-16, Class 1A1	6.00%	12/04/37	67,652
141,426	Series 2007-2, Class 1A13	6.00%	03/01/37	138,165
33,226	Series 2007-8, Class 2A2	6.00%	07/01/37	32,944
	WinWater Mortgage Loan Trust
421,617	Series 2015-5, Class A5 (b)	3.50%	08/01/45	422,881
				33,843,240
	Commercial Mortgage-Backed Securities – 5.2%
	Bayview Commercial Asset Trust
297,691	Series 2004-2, Class A, 1 Mo. LIBOR + 0.43% (a) (b)	2.91%	08/25/34	294,270
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Hudsons Bay Simon JV Trust
$510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.65% (a) (b)	6.38%	08/05/34	$511,545
	Mortgage Stanley Capital I Trust
1,000,000	Series 2017-CLS, Class D, 1 Mo. LIBOR + 1.40% (a) (b)	3.87%	11/15/34	1,000,269
	UBS-Barclays Commercial Mortgage Trust
13,654,362	Series 2013-C5, Class XA, IO (b) (c)	1.10%	03/01/46	406,814
	Waldorf Astoria Boca Raton Trust
1,062,446	Series 2016-BOCA, Class E, 1 Mo. LIBOR + 4.35% (a) (f)	6.82%	06/15/29	1,066,327
				3,279,225
	Total Mortgage-Backed Securities			37,122,465
	(Cost $37,265,654)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 37.1%
	Collateralized Mortgage Obligations – 27.7%
	Federal Home Loan Mortgage Corp.
6,353	Series 1007, Class H, 1 Mo. LIBOR x -1.35 + 20.88% (e)	17.55%	10/15/20	6,638
24,900	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (e)	9.57%	10/15/22	27,333
24,747	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (e)	10.00%	03/01/24	4,156
77,804	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (e)	19.52%	07/15/31	111,330
303,308	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (e)	6.50%	03/01/32	61,043
691,435	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (e)	4.98%	11/15/33	123,630
1,691,074	Series 2973, Class SX, IO, 1 Mo. LIBOR x -1 + 6.60%, Capped at 1.60% (e)	1.60%	05/15/35	12,822
1,637,575	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.18%	05/15/35	206,842
320,382	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (e)	13.62%	06/15/35	453,549
219,906	Series 3108, Class QZ	6.00%	02/01/36	293,348
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (e)	30.08%	07/15/36	44,714
299,429	Series 3210, Class ZA	6.00%	09/01/36	367,558
88,874	Series 3410, Class HC	5.50%	02/01/38	97,431
117,185	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (e)	3.56%	05/15/38	10,236
560,936	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (e)	3.61%	12/15/36	82,952
622,143	Series 3784, Class BI, IO	3.50%	01/01/21	12,662
250,000	Series 3797, Class KB	4.50%	01/01/41	273,724
147,875	Series 3898, Class NI, IO	5.00%	07/01/40	3,165
737,969	Series 3985, Class GI, IO	3.00%	10/01/26	37,457
64,139	Series 4021, Class IP, IO	3.00%	03/01/27	4,357
887,331	Series 4057, Class YI, IO	3.00%	06/01/27	71,341
1,693,645	Series 4082, Class PI, IO	3.00%	06/01/27	131,649
953,936	Series 4206, Class IA, IO	3.00%	03/01/33	121,609
480,418	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (e)	4.00%	10/15/42	430,120
6,181,218	Series 4619, Class IB, IO	4.00%	12/01/47	735,922
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
51,855	Series T-56, Class APO	(g)	05/01/43	47,003
	Federal Home Loan Mortgage Corp., STRIPS
92,677	Series 177, IO	7.00%	06/17/26	14,593
734,794	Series 243, Class 2, IO	5.00%	11/01/35	142,809
	Federal National Mortgage Association
92,041	Series 1996-46, Class ZA	7.50%	11/01/26	101,343
357,178	Series 1997-85, Class M, IO	6.50%	12/01/27	39,636
57,282	Series 2002-80, Class IO, IO	6.00%	09/01/32	10,150

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$101,629	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (e)	5.52%	03/25/33	$17,790
132,248	Series 2003-44, Class IU, IO	7.00%	06/01/33	30,587
672,995	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (e)	4.62%	07/25/34	86,568
19,365	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (e)	10.54%	11/25/31	24,380
484,440	Series 2004-W10, Class A6	5.75%	08/01/34	528,794
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (e)	18.69%	01/25/36	453,321
33,024	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (e)	13.12%	06/25/35	46,075
118,620	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (e)	4.22%	02/25/35	19,138
215,531	Series 2006-105, Class ZA	6.00%	11/01/36	273,146
637,252	Series 2006-5, Class 3A2, 1 Mo. LIBOR + 2.08% (a)	4.51%	05/01/35	669,591
78,273	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (e)	3.97%	10/25/37	11,870
228,747	Series 2007-30, Class ZM	4.25%	04/01/37	247,325
342,094	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (e)	4.27%	05/25/37	61,275
294,177	Series 2008-17, Class BE	5.50%	10/01/37	343,236
182,000	Series 2008-2, Class PH	5.50%	02/01/38	209,027
534	Series 2008-50, Class AI, IO	5.50%	06/01/23	5
132,768	Series 2008-87, Class AS, IO, 1 Mo. LIBOR x -1 + 7.65% (e)	5.17%	07/25/33	21,676
469,000	Series 2009-28, Class HX	5.00%	05/01/39	548,285
178,225	Series 2009-37, Class NZ	5.71%	02/01/37	220,164
1,600,348	Series 2010-103, Class ID, IO	5.00%	09/01/40	350,025
226,501	Series 2010-104, Class CI, IO	4.00%	09/01/20	3,219
93,574	Series 2010-145, Class TI, IO	3.50%	12/01/20	1,521
86,686	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (e)	12.49%	09/01/40	121,741
61,689	Series 2011-5, Class IK, IO	8.00%	02/01/21	2,512
825,000	Series 2011-52, Class LB	5.50%	06/01/41	922,536
1,149,248	Series 2011-66, Class QI, IO	3.50%	07/01/21	33,639
2,434,169	Series 2011-81, Class PI, IO	3.50%	08/01/26	184,325
390,814	Series 2011-99, Class CZ	4.50%	10/01/41	433,114
136,022	Series 2012-111, Class B	7.00%	10/01/42	158,693
1,838,387	Series 2012-112, Class BI, IO	3.00%	09/01/31	165,416
1,544,246	Series 2012-125, Class MI, IO	3.50%	11/01/42	289,757
25,727	Series 2012-74, Class OA	(g)	03/01/42	22,750
25,727	Series 2012-75, Class AO	(g)	03/01/42	22,750
149,284	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (e)	4.00%	01/01/44	162,740
72,200	Series 2013-14, Class ES, 1 Mo. LIBOR x -1.50 + 6.08% (e)	2.36%	03/25/43	66,142
757,939	Series 2013-28, Class AQ	2.00%	07/01/38	755,981
1,946,280	Series 2013-32, Class IG, IO	3.50%	04/01/33	264,950
493,091	Series 2013-51, Class PI, IO	3.00%	11/01/32	47,906
3,461,393	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	3.67%	04/25/45	559,450
1,352,683	Series 2015-76, Class BI, IO	4.00%	10/01/39	154,543
3,731,729	Series 2015-97, Class AI, IO	4.00%	09/01/41	527,818
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	55,391
	Federal National Mortgage Association, STRIPS
63,286	Series 305, Class 12, IO (h)	6.50%	12/01/29	11,769
69,784	Series 355, Class 18, IO	7.50%	11/01/33	16,696
2,466,729	Series 387, Class 10, IO	6.00%	04/01/38	503,256
1,498,917	Series 406, Class 6, IO (h)	4.00%	01/01/41	290,195
	Government National Mortgage Association
191,083	Series 2004-95, Class QZ	4.50%	11/01/34	206,662
282,112	Series 2005-33, Class AY	5.50%	04/01/35	307,351
120,026	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (e)	10.46%	06/17/35	138,366
388,075	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (e)	3.82%	09/20/35	50,784
44,899	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (e)	54.85%	06/20/36	126,873
608,743	Series 2007-14, Class PB	5.40%	03/01/37	652,526
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$99,499	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (e)	4.29%	08/20/37	$10,456
317,902	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.17%	11/20/37	46,843
100,000	Series 2008-2, Class HB	5.50%	01/01/38	114,691
279,000	Series 2008-32, Class JD	5.50%	04/01/38	331,563
276,488	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (e)	4.26%	08/20/38	34,581
761,429	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (e)	4.02%	05/16/39	33,151
229,208	Series 2009-12, Class IE, IO	5.50%	03/01/39	41,819
60,555	Series 2009-65, Class NJ, IO	5.50%	07/01/39	2,603
125,816	Series 2009-79, Class PZ	6.00%	09/01/39	158,685
715,000	Series 2010-61, Class KE	5.00%	05/01/40	828,993
252,907	Series 2011-131, Class EI, IO	4.50%	08/01/39	6,849
486,850	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	3.67%	07/16/43	72,890
71,308	Series 2016-139, Class MZ	1.50%	07/01/45	46,389
141,206	Series 2017-4, Class CZ	3.00%	01/01/47	131,498
107,525	Series 2017-H18, Class DZ (h)	4.60%	09/01/67	119,563
				17,485,346
	Commercial Mortgage-Backed Securities – 0.3%
	Government National Mortgage Association
218,000	Series 2013-57, Class D (h)	2.35%	06/01/46	191,881
	Pass-through Security – 9.1%
	Federal Home Loan Mortgage Corp.
176,908	Pool A94738	4.50%	11/01/40	184,448
534,436	Pool K36017	5.00%	09/01/47	555,571
	Federal National Mortgage Association
9,325	Pool 535919	6.50%	05/01/21	10,268
815,488	Pool 831145	6.00%	12/01/35	911,754
733,849	Pool 843971	6.00%	11/01/35	828,041
1,223,631	Pool AB5688	3.50%	07/01/37	1,246,671
2,000,000	Pool TBA (i)	4.00%	05/25/48	2,052,578
				5,789,331
	Total U.S. Government Agency Mortgage-Backed Securities			23,466,558
	(Cost $24,538,085)
ASSET-BACKED SECURITIES – 1.3%
	Green Tree Financial Corp.
59,109	Series 1998-4, Class A7	6.87%	04/01/30	62,014
	Mid-State Capital Corp. Trust
340,373	Series 2004-1, Class M1	6.50%	08/01/37	368,196
358,004	Series 2005-1, Class A	5.75%	01/01/40	387,745
	Total Asset-Backed Securities			817,955
	(Cost $763,733)

Total Investments – 97.2%	61,406,978
(Cost $62,567,472) (j)
Net Other Assets and Liabilities – 2.8%	1,786,197
Net Assets – 100.0%	$63,193,175

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 5-Year Notes	Short	4	Jun 2019	$ (462,563)	$(2,344)
U.S. Treasury Ultra 10-Year Notes	Long	1	Jun 2019	131,781	2,125
U.S. Treasury CME Ultra Long Term Bond Futures	Long	2	Jun 2019	328,563	7,984
U.S. Treasury Long Bond Futures	Long	3	Jun 2019	442,406	8,672
Total Futures Contracts				$440,187	$16,437

(a)	Floating or variable rate security.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $13,913,439 or 22.0% of net assets.
(c)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2019.
(e)	Inverse floating rate security.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	Zero coupon security.
(h)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(i)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2H - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(j)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,715,418 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,859,475. The net unrealized depreciation was $1,144,057. The amounts presented are inclusive of derivative contracts.

IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To-Be-Announced Security
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$ 37,122,465	$ —	$ 37,122,465	$ —
U.S. Government Agency Mortgage-Backed Securities	23,466,558	—	23,466,558	—
Asset-Backed Securities	817,955	—	817,955	—
Total Investments	61,406,978	—	61,406,978	—
Futures Contracts	18,781	18,781	—	—
Total	$ 61,425,759	$ 18,781	$ 61,406,978	$—
LIABILITIES TABLE
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (2,344)	$ (2,344)	$ —	$ —

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $62,567,472)	$ 61,406,978
Cash	3,598,671
Restricted Cash	50,000
Receivables:
Interest	295,239
Variation margin	95,609
Prepaid expenses	17,081
Total Assets	65,463,578
LIABILITIES:
Payables:
Investment securities purchased	2,152,197
Investment advisory fees	44,042
Audit and tax fees	40,680
Administrative fees	13,548
Shareholder reporting fees	7,808
Legal fees	3,689
Transfer agent fees	3,633
Custodian fees	2,163
Trustees’ fees and expenses	1,166
Financial reporting fees	771
Other liabilities	706
Total Liabilities	2,270,403
NET ASSETS	$63,193,175
NET ASSETS consist of:
Paid-in capital	$ 67,531,458
Par value	42,131
Accumulated distributable earnings (loss)	(4,380,414)
NET ASSETS	$63,193,175
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.00
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Interest	$ 1,357,667
Total investment income	1,357,667
EXPENSES:
Investment advisory fees	265,382
Administrative fees	35,483
Audit and tax fees	34,731
Transfer agent fees	18,324
Shareholder reporting fees	15,329
Custodian fees	9,597
Trustees’ fees and expenses	7,870
Financial reporting fees	4,625
Legal fees	1,549
Other	18,576
Total expenses	411,466
NET INVESTMENT INCOME (LOSS)	946,201
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,812)
Futures	39,292
Net realized gain (loss)	23,480
Net change in unrealized appreciation (depreciation) on:
Investments	669,573
Futures	24,000
Net change in unrealized appreciation (depreciation)	693,573
NET REALIZED AND UNREALIZED GAIN (LOSS)	717,053
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,663,254

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 946,201	$ 1,887,154
Net realized gain (loss)	23,480	(229,462)
Net change in unrealized appreciation (depreciation)	693,573	(647,350)
Net increase (decrease) in net assets resulting from operations	1,663,254	1,010,342
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,516,721)	(1,767,839)
Return of capital	—	(1,391,998)
Total distributions to shareholders	(1,516,721)	(3,159,837)
Total increase (decrease) in net assets	146,533	(2,149,495)
NET ASSETS:
Beginning of period	63,046,642	65,196,137
End of period	$ 63,193,175	$ 63,046,642
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
		2018	2017	2016 (a)	2015	2014
Net asset value, beginning of period	$ 14.96	$ 15.47	$ 15.53	$ 16.05	$ 17.02	$ 17.63
Income from investment operations:
Net investment income (loss)	0.22	0.45	0.18	(0.02)	1.02	1.02
Net realized and unrealized gain (loss)	0.18	(0.21)	0.54	0.41	(0.97)	(0.61)
Total from investment operations	0.40	0.24	0.72	0.39	0.05	0.41
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.42)	(0.46)	(0.54)	(0.47)	(1.02)
Return of capital	—	(0.33)	(0.32)	(0.37)	(0.55)	—
Total distributions paid to Common Shareholders	(0.36)	(0.75)	(0.78)	(0.91)	(1.02)	(1.02)
Net asset value, end of period	$15.00	$14.96	$15.47	$15.53	$16.05	$17.02
Market value, end of period	$13.51	$13.01	$14.39	$14.00	$14.58	$15.12
Total return based on net asset value (b)	3.00%	2.13%	5.25%	3.05%	1.06%	3.01% (c)
Total return based on market value (b)	6.67%	(4.52)%	8.60%	2.26%	3.34%	2.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 63,193	$ 63,047	$ 65,196	$ 65,437	$ 67,639	$ 71,708
Ratio of total expenses to average net assets	1.32% (d)	1.59%	1.25%	1.47%	1.55%	1.78%
Ratio of total expenses to average net assets excluding interest expense	1.32% (d)	1.59%	1.25%	1.43%	1.51%	1.72%
Ratio of net investment income (loss) to average net assets	3.03% (d)	2.95%	1.12%	(0.11)%	6.18%	5.84%
Portfolio turnover rate	45%	30%	27%	49%	46%	54%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the Securitized Products Group of First Trust, formerly known as First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	The Fund received a reimbursement from Brookfield in connection with a trade error in the amount of $1,180 for the year ended October 31, 2014. The reimbursement from Brookfield represented less than $0.01 per share and had no effect on the Fund’s total return.
(d)	Annualized.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2019, the Fund had no when-issued or delayed-delivery securities. At April 30, 2019, the Fund held $2,052,578 of forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class E	7/12/16-4/15/19	$1,062,446	$100.37	$1,062,524	$1,066,327	1.69%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $50,000 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchase and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
I. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$1,767,839
Capital gains	—
Return of capital	1,391,998
As of October 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,399,022)
Net unrealized appreciation (depreciation)	(2,127,925)
Total accumulated earnings (losses)	(4,526,947)
Other	—
Paid-in capital	67,573,589
Total net assets	$63,046,642
J. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2018, for federal income tax purposes, $1,421,887 of the Fund’s capital loss carryforward expired. At October 31, 2018, the Fund had post-enactment net capital losses for federal income tax purposes of $2,399,022 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
K. Expenses
The Fund will pay all expenses directly related to its operations.
L. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2019, were $23,914,039 and $4,961,338, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2019, were $24,521,959 and $5,513,444, respectively.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 18,781	Unrealized depreciation on futures contracts*	$ 2,344
*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$39,292
Net change in unrealized appreciation (depreciation) on futures	24,000
During the six months ended April 30, 2019, the notional value of futures contracts opened and closed were $4,262,206 and $5,101,253, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 3,816,599, the number of votes against was 153,157 and the number of broker non-votes was 243,359. The number of votes cast in favor of Mr. Nielson was 3,816,599, the number of votes against was 153,157 and the number of broker non-votes was 243,359. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial institutions use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2019 (Unaudited)
general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	June 28, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	June 28, 2019

* Print the name and title of each signing officer under his or her signature.